Exhibit 99.1

TrueNorth Quantum, Inc.

Consolidated Balance Sheets

(Unaudited)

	July 31, 2021	October 31, 2020

Assets
Current Assets
Cash	$119	$251
Prepaid expenses and deposits	30,964	36,191
Total Current Assets	31,083	36,442

Equity Investment	98,000	–

Total Assets	$129,083	$36,442

Liabilities and Shareholders' Deficit

Current Liabilities
Accounts payable and accrued liabilities	$70,967	$79,694
Other payable	41,833	39,144
Promissory note payable	37,098	26,280
Convertible notes payable	215,000	–
Total Current Liabilities	364,898	145,118

Total Liabilities	364,898	145,118

Shareholders' Deficit
Common share capital, unlimited authorized shares, 13,251,663 shares issued and outstanding	819,464	819,464
Accumulated deficit	(1,071,548)	(939,425)
Accumulated other comprehensive income	16,269	11,285
Total Shareholders' Deficit	(235,815)	(108,676)

Total Liabilities and Shareholders' Deficit	$129,083	$36,442

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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TrueNorth Quantum, Inc.

Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended		Nine Months Ended
	July 31,		July 31,
	2021	2020	2021	2020

Revenue	$–	$–	$–	$–

Operating expenses:
Selling, general and administrative	25,685	168	31,707	892
Professional fees	78,970	–	95,748	–
Total Operating Expenses	104,655	168	127,455	892

Other expenses:
Interest expense	(3,294)	–	(4,668)	–
	(3,294)	–	(4,668)	–

Net Loss	$(107,949)	$(168)	$(132,123)	$(892)

Other Comprehensive Income (Loss)
Foreign currency translation adjustments	13,826	(3,743)	4,984	1,883
Total Comprehensive Income (Loss)	$(94,123)	$(3,911)	$(127,139)	$991

Basic and Diluted Net Loss Per Common Share:
Weighted average number of common shares outstanding	13,251,633	13,251,633	13,251,633	13,251,633
Net loss per common share	$(0.01)	$(0.00)	$(0.01)	$(0.00)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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TrueNorth Quantum, Inc.

Consolidated Statements of Stockholders’ Deficit

Nine Months Ended July 31, 2021 and July 31, 2020

(Unaudited)

For the Nine Months Ended July 31, 2021

	Number of common shares	Share capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total Shareholders' Deficit
Balance at October 31, 2020	13,251,633	$819,464	$(939,425)	$11,285	$(108,676)

Other comprehensive loss	–	–	–	(4,386)	(4,386)
Net loss for the period	–	–	(937)	–	(937)
Balance at January 31, 2021	13,251,633	$819,464	$(940,362)	$6,899	$(113,999)

Other comprehensive loss	–	–	–	(4,456)	(4,456)
Net loss for the period	–	–	(23,237)	–	(23,237)
Balance at April 30, 2021	13,251,633	$819,464	$(963,599)	$2,443	$(141,692)

Other comprehensive income	–	–	–	13,826	13,826
Net loss for the period	–	–	(107,949)	–	(107,949)
Balance at July 31, 2021	13,251,633	$819,464	$(1,071,548)	$16,269	$(235,815)

For the Nine Months Ended July 31, 2020

	Number of common shares	Share capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Total Shareholders' Deficit
Balance at October 31, 2019	13,251,633	$819,464	$(933,483)	$10,094	$(103,925)

Other comprehensive income	–	–	–	575	575
Net loss for the period	–	–	(387)	–	(387)
Balance at January 31, 2020	13,251,633	$819,464	$(933,870)	$10,669	$(103,737)

Other comprehensive income	–	–	–	5,051	5,051
Net loss for the period	–	–	(337)	–	(337)
Balance at April 30, 2020	13,251,633	$819,464	$(934,207)	$15,720	$(99,023)

Other comprehensive loss	–	–	–	(3,743)	(3,743)
Net loss for the period	–	–	(168)	–	(168)
Balance at July 31, 2020	13,251,633	$819,464	$(934,375)	$11,977	$(102,934)

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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TrueNorth Quantum, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended
	July 31,
	2021	2020

Cash flows from operating activities:
Net loss for the period	$(132,123)	$(892)
Adjustments to reconcile net loss to net cash from operating activities:
Change in non-cash operating working capital
Prepaid expenses	7,639	–
Accounts payable and accrued liabilities	(14,065)	840
Net cash used in operating activities	(138,549)	(52)

Cash flows from investing activities:
Equity Investment	(98,000)	–
Net cash used in investing activities	(98,000)	–

Cash flows from financing activities:
Proceeds from issuance of convertible notes	215,000	–
Proceeds from issuance of promissory notes	8,974	–
Net cash provided by financing activities	223,974	–

Effects on changes in foreign exchange rate	12,443	(2)

Net change in cash	(132)	(54)
Cash , beginning of period	251	112
Cash, end of period	$119	$58

Supplemental Cash Flow Disclosures
Cash paid for interest	$–	$–
Cash paid for income taxes	$–	$–

The accompanying notes are an integral part of these unaudited consolidated financial statements.

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TrueNorth Quantum, Inc.

Consolidated Financial Statements

July 31, 2021 and 2020

(Unaudited)

NOTE 1 – DESCRIPTION OF BUSINESS AND GOING CONCERN

TrueNorth Quantum Inc. (“TNQ” or the “Company”) was incorporated under the Business Corporations Act (Alberta) on October 10, 2018. The registered and records office of TNQ is located at 610, 1414 – 8th Street S.W., Calgary, Alberta, T2R 1J6 and its head office is located at Suite 307C, 2 Campbell Drive, Uxbridge, Ontario, L9P 1H6.

On October 31, 2018, TrueNorth Quantum Inc. issued 12, 880,001 common shares as consideration for the acquisition of 38,640,000 common shares of TrueNorth CX Inc., being all of the issued and outstanding common shares. TrueNorth CX Inc. is now a wholly owned subsidiary of TrueNorth Quantum Inc. These Financial Statements show the financials on a consolidated basis.

TrueNorth CX Inc.(“TNCX”) was incorporated under the Business Corporations Act (Ontario) on November 28, 2016 as 2120315 Ontario Inc. On February 27, 2018, TNCX filed articles of amendment to change its name to TrueNorth CX Inc.

TNQ is a technology company that has developed an enterprise platform providing security, connectivity and systems compatibility for existing financial institution’s back and front office. This includes integration into major Banks systems from compliance to customer information, including their trading platforms. The TNQ technology (“Northern Shield”) utilizes quantum cryptography (or Quantum key distribution) to secure the clients private key to their crypto assets and this key is held within the trusted Bank environment with the potential to be insured against cyberattack and theft.

Northern Shield enables banks to “institutionalize” crypto currencies the blockchain market. Crypto currencies such as Bitcoin were originally designed to “decentralize” currency. However, the Northern Shield will provide the vehicle for integration to applications and utility for digital wallets inbound and outbound. Northern Shield is a custody solution with insurance. Currently, crypto holders have an account at the crypto-exchange where they invested in that crypto currency. Our solution enables major banks to possess custody on behalf of their clients providing flexibility to trade on multiple exchanges with access to financial and payment networks in a secure and insured account.

Going Concern

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established any source of revenue to cover its operating costs, and it does not have sufficient cash flow to maintain its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

The Company expects to develop its business and thereby increase its revenue. However, the Company would require sufficient capital to be invested into the Company to acquire the properties to begin generating sufficient revenue to cover the monthly expenses of the Company. Until the Company is able to generate revenue, the Company would be required to raise capital through the sale of its stock or through debt financing. Management may raise additional capital through future public or private offerings of the Company’s stock or through loans from private investors, although there can be no assurance that it will be able to obtain such financing. The Company’s failure to do so could have a material and adverse effect upon it and its shareholders.

To this date the Company has relied on the sale of securities through private placement to finance its operations and growth. The Company expects to continue to fund the Company through debt and securities sales and issuances until the Company generates enough revenues through the operations. These transactions will initially be through related parties, such as the Company’s officers and directors.

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NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are presented in US dollars. The Company uses the accrual basis of accounting and has adopted at October 31 fiscal year end.

Principles of Consolidation

The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiary, TrueNorth CX Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates and Assumptions

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less, at the date acquired. As of July 31, 2021 and October 31, 2020, we did not have any cash equivalents.

Basic and Diluted Earnings Per Share

The Company has adopted ASC Topic 260, ”Earnings per Share,”(“EPS”) which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation. In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

As of July 31, 2021 and October 31, 2020, the Company did not have any potentially dilutive securities.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and related party payables that it will likely incur in the near future. The Company places its cash with financial institutions of high credit worthiness. At times, its cash with a particular financial institution may exceed any applicable government insurance limits. The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

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Financial Instruments

FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”) establishes a framework for all fair value measurements and expands disclosures related to fair value measurement and developments. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 requires that assets and liabilities measured at fair value are classified and disclosed in one of the following three categories:

Level 1—Quoted market prices for identical assets or liabilities in active markets or observable inputs;

Level 2—Significant other observable inputs that can be corroborated by observable market data; and

Level 3—Significant unobservable inputs that cannot be corroborated by observable market data.

The carrying values of our financial instruments, including, cash and cash equivalents, prepaid expenses, accounts payable and accrued liabilities, other payable and promissory note payable approximate their fair values due to the short-term maturities of these financial instruments.

Foreign Currency Translations

The Company’s functional currency is in Canadian dollars (“CAD”). All transactions are translated into U.S. dollars in accordance with ASC 830-30, “Translation of Financial Statements,” as follows:

1)	Monetary assets and liabilities at the rate of exchange in effect at the balance sheet date.
2)	Equity at historical rates.
3)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity as a component of comprehensive income or loss. Therefore, translation adjustments are not included in determining net income (loss) but reported as other comprehensive income (loss). Gains and losses from foreign currency transactions are included in earnings in the period of settlement.

Related Parties

The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions.

Recently Issued Accounting Standards

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

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NOTE 3 – EQUITY INVESTMENT

On April 23, 2021, the Company made an equity investment in an unrelated corporation of $23,000 which includes 23,000 units. Each unit consist of one common share and one transferable common share purchase warrant that entitle for purchasing an additional common share at $2 per warrant shares for a term of two years.

On May 30, 2021, the Company made an equity investment in an unrelated corporation of $75,000 which includes 75,000 units. Each unit consist of one common share and one transferable common share purchase warrant that entitle for purchasing an additional common share at $2 per warrant shares for a term of two years.

As of July 31, 2021, equity investment was $98,000.

NOTE 4– PROMISSORY NOTE PAYABLE

On September 21, 2020, the Company issued a promissory note of $28,085 (CAD35,000). The note has a one-year term at 6% interest per annum.

On July 5, 2021, the Company issued a promissory note of $4,013 (CAD5,000). The note has a 90 days term at 15% interest per annum.

On July 19, 2021, the Company issued a promissory note of $5,000. The note has a 90 days term at 15% interest per annum.

As of July 31, 2021 and October 31, 2020, promissory notes were $37,098 and $26,280, respectively.

During the nine months ended July 31, 2021, the Company incurred interest expense of $1,513. As of July 31, 2021, accrued interest was $1,513.

NOTE 5 – CONVERTIBLE NOTE PAYABLE

On March 3, 2021, the Company issued a convertible note of $15,000. The note has a one-year term at 5% interest per annum.

On March 23, 2021, the Company issued a convertible note of $50,000. The note has a one-year term at 5% interest per annum.

On April 24, 2021, the Company issued a convertible note of $150,000. The note has a one-year term at 5% interest per annum.

In the event of a qualified financing, the convertible notes will automatically be converted into common stock at convertible price of $0.50.

As of July 31, 2021, convertible notes payable was $215,000.

During the nine months ended July 31, 2021, the Company incurred interest expense of $3,200. As of July 31, 2021, accrued interest was $3,200.

NOTE 6 – RISKS AND UNCERTAINTIES

In early 2020, the World Health Organization declared the rapidly spreading coronavirus disease (COVID-19) outbreak a pandemic. This pandemic has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. The Company considered the impact of COVID-19 on the assumptions and estimates used and determined that there were no material adverse impacts on the Company’s results of operations and financial position at July 31, 2021. The full extent of the future impacts of COVID-19 on the Company’s operations is uncertain. A prolonged outbreak could have a material adverse impact on financial results and business operations of the Company in the future. The Company is not aware of any specific event or circumstance that would require an update to its estimates or judgments or a revision of the carrying value of its assets or liabilities as of the date of issuance of these financial statements. These estimates may change, as new events occur and additional information is obtained.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to July 31, 2021 to the date these financial statements were issued and has determined the following subsequent events:

•	The CEO returned 2,383,334 shares of common stock to the Company for cancellation.

•	In September 2021, the Company issued 205,334 shares of common stock at $0.75 per share to unrelated investors, for proceeds of $154,000.

•	Effective October 29, 2021, United Royale Holdings Corp., a Nevada corporation, acquired a majority interest in the Company,

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